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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          January 26, 2009
                                                        (November 19, 2008)
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                            Emclaire Financial Corp.
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             (Exact name of registrant as specified in its charter)

        Pennsylvania                 000-18464                   25-1606091
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

                                 612 Main Street
                          Emlenton, Pennsylvania 16373
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code         (724) 867-2311
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2008, J. Michael King resigned his position as a director of Emclaire Financial Corp. (the "Company") and the Company's wholly-owned subsidiary, the Farmers National Bank of Emlenton (the "Bank"). Mr. King resigned for personal reasons. As a result of Mr. King's resignation, the boards of directors of the Company and the Bank reduced the size of the boards to nine members.


Item 9.01  Financial Statements and Exhibits.

None.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EMCLAIRE FINANCIAL CORP.

Date: January 26, 2009
                                       By: /s/ William C. Marsh
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                                           President and Chief Executive Officer